UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 9, 2019

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Napa Valley Corporate Drive, Suite B, Napa, California		94558
(Address of Principal Executive Offices)		(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported by Crimson Wine Group, Ltd. (the “Company”) in its Current Report on Form 8-K filed June 6, 2019, Patrick DeLong resigned as President and Chief Executive Officer of the Company effective June 3, 2019.

On June 9, 2019, the Company entered into a severance agreement with Mr. DeLong (the “Severance Agreement”) specifying the terms of Mr. DeLong’s termination of service with the Company. Pursuant to the terms of the Severance Agreement, which includes a general release of claims by Mr. DeLong in favor of the Company, the Company will pay Mr. DeLong an amount equal to the sum of (i) 12 months of Mr. DeLong’s regular base salary in effect on his departure date (which is a gross amount of $359,000), plus (ii) 50% of Mr. DeLong’s regular base salary reflecting his annual incentive target in effect on the departure date (which is a gross amount of $179,500), less certain required deductions, which will be paid in equal installment payments. In addition, the Company will pay Mr. DeLong a lump sum payment equal to $16,000, less certain required deductions, which is intended to represent approximately 12 months of what is charged to COBRA qualified beneficiaries for the same medical coverage options elected by Mr. DeLong immediately prior to his departure date.

The Severance Agreement also provides that Mr. DeLong will comply with certain confidentiality and non-solicitation covenants. The Severance Agreement also includes a mutual non-disparagement covenant between Mr. DeLong and the Company.

The foregoing description is qualified in its entirety by reference to the text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibit

(d)     Exhibits.

Exhibit No.	Description
10.1	Severance Agreement, dated June 9, 2019, by and between Crimson Wine Group, Ltd. and Patrick DeLong

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2019

CRIMSON WINE GROUP, LTD.

By: /s/ Karen Diepholz
Name: Karen Diepholz
Title: Chief Financial Officer